UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 7, 2007
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 7.01 of Form 8-K, "Regulation FD Disclosure."

As previously disclosed in our Form 10-Q filed on May 1, 2007, in 2002, the staff of the SEC Division of Enforcement (“SEC Staff”) informed Nicor that the SEC is conducting a formal inquiry regarding the PBR plan.  A representative of the Office of the United States Attorney for the Northern District of Illinois (the “U.S Attorney”) also notified Nicor that that office was conducting an inquiry on the same matter that the SEC is investigating, and a grand jury was also reviewing this matter.  In April 2004, Nicor was advised by the SEC Staff that it intended to recommend to the SEC that it bring a civil injunctive action against Nicor, alleging that Nicor violated Sections 17(a) of the Securities Act of 1933 and Sections 10(b) and 13(a) of the Securities Exchange Act of 1934 and Rules 10b-5, 12b-20, 13a-1 and 13a-13 thereunder.  In July 2006, the company announced that it had reached a tentative agreement with the SEC Staff in settlement of an anticipated civil action to which the company and the SEC will be parties and the SEC commissioners approved the settlement in March 2007.  Under the terms of the settlement, the company will be subject to disgorgement of one dollar, a monetary fine of $10 million and an injunction.  The company neither admits nor denies any wrongdoing.  In July 2006, the company deposited the $10 million in escrow. Those funds are expected to be released upon entry of a final judgment by a federal court approving the settlement.  Nicor recorded a $10 million charge to its 2006 second quarter earnings in connection with this matter.  The $10 million fine is not deductible for federal or state income tax purposes.  In December 2006, the U.S. Attorney advised that it is closing its separate inquiry and will not seek to prosecute the company or any individuals in connection with this matter.

On May 7, 2007, Nicor was notified that a final judgment, dated April 30, 2007, was entered by a federal court approving the settlement and the funds held in escrow discussed above will be released.

A copy of the final judgments are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following are furnished as exhibits to this report.

99.1	Final Judgment as to Defendant Nicor Inc.
99.2	Final Judgment as to Defendant Jeffrey L. Metz.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Nicor Inc.

Date  May 7, 2007                                   /s/ PAUL C. GRACEY, JR.
                                              Paul C. Gracey, Jr.
                                                  Senior Vice President, General Counsel
                                                  and Secretary

Exhibit Index

 Exhibit
Number       Description of Document

   99.1          Final Judgment as to Defendant Nicor Inc.
   99.2          Final Judgment as to Defendant Jeffrey L. Metz.